EXHIBIT (13)(b)

                         THE INFINITY MUTUAL FUNDS, INC.

                            SHAREHOLDER SERVICES PLAN
                                     FOR THE
                                 ISG PORTFOLIOS

         WHEREAS, The Infinity Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, management investment company, and offers for public sale distinct series of shares of common stock, each corresponding to a distinct portfolio; and

         WHEREAS, the Fund's Board of Directors (the "Board") has established as separate portfolios of the Fund the ISG Portfolios set forth on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Portfolio"); and

         WHEREAS, the Fund desires to adopt a Shareholder Services Plan ("Plan") with respect to certain classes of shares of each Portfolio set forth on Schedule 1 hereto (each, a "Class"); and

         WHEREAS, the Fund intends to enter into agreements ("Plan Agreements") with certain financial institutions, securities dealers and other industry professionals ("Service Organizations") pursuant to which the Service Organizations have agreed to perform certain services for the beneficial owners of shares of each Class;

         NOW, THEREFORE, the Fund hereby adopts this Plan with respect to each Class.

         Section 1. Pursuant to Plan Agreements, Service Organizations will provide certain services as set forth therein to holders of shares of a Class in consideration of a fee, computed monthly in the manner set forth in the Plan Agreements, up to the annual rate set forth on Schedule 2 hereto. The services provided by Service Organizations under their Plan Agreements may include providing personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Portfolios and providing reports and other information, and providing services related to the maintenance of shareholder accounts. The Fund's administrator or distributor and the Portfolios' investment adviser or sub-investment adviser and their affiliates are eligible to become Service Organizations and to receive fees under this Plan. As to each Class, all expenses incurred by such Class in connection with the Plan Agreements and the implementation of this Plan shall be borne entirely by the holders of such Class's shares.

         Section 2. As to each Class, this Plan shall not take effect unless it first has been approved, together with any related agreements, by votes of a majority of both (a) the Board and (b) those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of this Plan or any Plan Agreement ("Independent Directors"), cast in person at a meeting (or meetings)
 called for the purpose of voting on such approval; and until the Directors who approve the Plan's taking effect have reached the conclusion that there is a reasonable likelihood that the Plan will benefit such Class and the holders of its shares.

         Section 3. As to each Class, this Plan shall continue for a period of one year from its effective date, unless earlier terminated in accordance with its terms, and thereafter shall continue automatically for successive annual periods, provided such continuance is approved at least annually in the manner provided in Section 2 hereof.

         Section 4. The Board shall be provided with and shall review, at least quarterly, a written report of the amounts expended with respect to each Class under this Plan and the purposes for which such expenditures were made. Such report shall include any amounts paid to Service Organizations and the purposes for which such payments were made.

         Section 5. As to each Class, this Plan may be amended at any time by the Board, provided that any material amendment of the terms of this Plan shall become effective only upon the approvals set forth in
Section 2.

         Section 6. As to each Class, this Plan is terminable at any time by vote of a majority of the Independent Directors.

         Section 7. While this Plan is in effect, the selection and nomination of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

         Section 8. The Fund shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to
Section 4 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

Dated:  February 15, 1994
Amended: August 12, 1998

                                   SCHEDULE 1

NAME OF PORTFOLIO AND CLASS                            DATE ESTABLISHED
----------------------------                          -----------------

ISG Aggressive Growth Portfolio                        August 12, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG Capital Growth Portfolio                           February 15, 1994
         Class A Shares
         Class B Shares
         Trust Shares

ISG Core Income Portfolio                              February 15, 1994
         Class A Shares
         Class B Shares
         Trust Shares

ISG Current Income Portfolio                           August 12, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG Dividend Growth Portfolio                          February 15, 1994
         Class A Shares
         Class B Shares
         Trust Shares

ISG Equity Value Portfolio                             May 14, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG Government Income Portfolio                        May 14, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG Growth Portfolio                                   August 12, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG Growth and Income Portfolio                        August 12, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG International Equity Portfolio                     May 14, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG Large Cap Equity Portfolio                         August 12, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG Limited Duration Income                            February 15, 1994
  Portfolio
         Class A Shares
         Class B Shares
         Trust Shares

ISG Limited Duration Tennessee                         February 15, 1994
  Tax Free Portfolio
         Class A Shares
         Class B Shares
         Trust Shares

ISG Limited Duration U.S.                              February 11, 1997
  Government Portfolio
         Class A Shares
         Class B Shares
         Trust Shares

ISG Mid Cap Portfolio                                  May 14, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG Moderate Growth and
  Income Portfolio                                     August 12, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG Municipal Income Portfolio                         May 14, 1998
         Class A Shares
         Class B Shares
         Trust Shares

ISG Small Cap Opportunity Portfolio                    May 14, 1998
         Class A Shares
         Class B Shares
         Trust Shares

 ISG Tennessee Tax Exempt Bond Portfolio               February 11, 1997
           Class A Shares
         Class B Shares
         Trust Shares

ISG Government Money Market Portfolio                   May 14, 1998
           Class A Shares
         Class B Shares

ISG Prime Money Market Portfolio                       February 15, 1994
         Class A Shares
         Class B Shares

ISG Tax Free Money Market Portfolio                    May 14, 1998
         Class A Shares
         Class B Shares

ISG U.S. Treasury Money Market Portfolio               February 15, 1994
         Class A Shares

                                   SCHEDULE 2

                                                     ANNUAL FEE AS A
                                                     PERCENTAGE OF AVERAGE
NAME OF PORTFOLIO AND CLASSES                        DAILY NET ASSETS
------------------------------                       ------------------------

ISG Aggressive Growth Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Capital Growth Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Core Income Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Current Income Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Dividend Growth Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Equity Value Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Government Income Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Growth Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Growth and Income Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG International Equity
  Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Large Cap Equity Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Limited
  Duration Income Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Limited Duration
  Tennessee Tax Free Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Limited Duration
  U.S. Government Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Mid Cap Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Moderate Growth and Income Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Municipal Income Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Small Cap Opportunity Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Tennessee Tax Exempt Bond Portfolio
         Class A Shares                                      .15%
         Class B Shares                                      .25%
         Trust Shares                                        .15%

ISG Tax Free Money Market Portfolio
         Class A Shares                                      .25%
         Class B Shares                                      .25%

ISG Government Money Market Portfolio
         Class A Shares                                      .25%
         Class B Shares                                      .25%

ISG Prime Money Market Portfolio
         Class A Shares                                      .25%
         Class B Shares                                      .25%